2018 Investor Summit February 15, 2018

Welcome to our Investor Summit Dana Quattrochi Investor Relations

athenahealth© 3 agenda Opening and Closing Remarks Jonathan Bush • Chief Executive Officer Financial Expectations Marc Levine • Chief Financial Officer Technology and Platform Strategy Prakash Khot • Chief Technology Officer Core Services Strategy Kyle Armbrester • Chief Product Officer Network Services Strategy Jonathan Porter • SVP Network Services Fireside Chat Tim O’Brien, CMO • Paul Merrild, SVP Sales • Bret Connor, SVP Customer Success

athenahealth© Safe Harbor Statement 4 This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements reflecting athenahealth, Inc. (“athenahealth” or “we”) management’s expectations for: future financial and operational performance and operating expenditures; expected growth, including total addressable market, expansion of the network and the related network effect, anticipated revenues, profitability, and bookings; market trends and business outlook, including fiscal 2018 guidance; the anticipated benefits of our service offerings and plans and timelines for developing and expanding those offerings, including expansion and deepening of our services, and market expansion; the anticipated benefits of our investments on our revenue growth, profitability and cash flow; near- and long-term goals for our growth and profitability priorities; marketing and sales plans, strategies, and trends; and cultural, operational, and organizational goals and initiatives, including support for the full continuum of care, continued cost cutting initiatives, scale operations and improve efficiency, investments to support our strategies, improve cost of bookings, help our clients grow their market share, and our focus in 2018; the impact of new accounting pronouncements and tax reform; as well as statements found under our reconciliation of Non-GAAP financial measures included within this presentation. Such statements do not constitute guarantees of future performance, are neither promises nor guarantees, and are subject to a variety of risks and uncertainties, many of which are out of our control, which could cause actual results to differ materially from those contemplated in these forward-looking statements. In particular, the risks and uncertainties include, among other things: our highly competitive industry and our ability to compete effectively and remain innovative; the development of the market for cloud-based healthcare information technology services; changes resulting from a change in administration in the United States; changes in the healthcare industry and their impact on the demand for our services; our ability to effectively manage our growth; the impact of implementation of our strategic plan to improve operational efficiency; our ability to protect our intellectual property; current and future litigation, including for intellectual property infringement; our dependence on third-party providers; risks and costs associated with our worldwide operations; our ability to attract and retain highly skilled employees; our ability to successfully implement any transitions in our management; our fluctuating operating results; our ability to retain our clients and maintain client revenue; our tax liability; our variable sales and implementation cycles; the timing at which we recognize certain revenue and our ability to evaluate our prospects; defects and errors in our software or services, or interruptions or damages to our systems or those of third parties on which we rely; a data security breach; limitations on our use of data; the effect of payer and provider conduct; the failure of our services to provide accurate and timely information; changes in government regulation and the costs and challenges of compliance; the potential for illegal behavior by employees or subcontractors; and the price volatility of our common stock. Existing and prospective investors are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. We undertake no obligation to update or revise the information contained in this presentation, whether as a result of new information, future events or circumstances, or otherwise, except as required by law. For additional information regarding these and other risks faced by us, please see the disclosures contained in our public filings with the Securities and Exchange Commission, available on the Investors section of our website at http://www.athenahealth.com and on the SEC's website at http://www.sec.gov.

athenahealth© Use of Non-GAAP Financial Measures 5 In our press releases, conference calls, slide presentations, or webcasts, we may use or discuss non-GAAP financial measures, as defined by Regulation G. The GAAP financial measure most directly comparable to each non-GAAP financial measure used or discussed herein, and a reconciliation of the differences between each non-GAAP financial measure and the comparable GAAP financial measure, are available within this presentation and within our public filings with the Securities and Exchange Commission, available on the Investors section of our website at http://www.athenahealth.com.

Opening Remarks Jonathan Bush Chief Executive Officer

athenahealth© 7 We are now – and have always been– building the platform for healthcare.

athenahealth© Our purpose unleashing our collective potential to transform healthcare athenahealth© Our purpose unleashing our collective potential to transform healthcare We are the enabler It’s not just about us – it’s about everyone We’re changing the industry athenahealth© Our purpose Open up the network… …multiply its intelligence… …and free people to do what matters athenahealth© Our Fundamentals Our Results 11 Revenue growth Operating results Managed risk People Culture Tech Our purpose unleashing our collective potential to transform healthcare Our Commitments Open the network Free people to do what mattersMultiply intelligence

Our purpose

unleashing our collective potential to transform healthcare

Our Commitments

Open the network	Multiply intelligence	Free people to do what matters


$ $ $
$ $
$
Free
Ease of entry
CLIENT VALUE

Our Fundamentals

People	Culture	Tech

Our Results

Revenue growth	Operating results	Managed risk

© athenahealth 12

Our purpose

unleashing our collective potential to transform healthcare

Our Commitments

Open the network | Multiply intelligence | Free people to do what matters


Big data sets
X1
X2
X3
X4
Business & experience outcomes

Our Fundamentals

People | Culture | Tech

Our Results

Revenue growth | Operating results | Managed risk

© athenahealth 13

athenahealth© Our Fundamentals Our Results 14 Revenue growth Operating results Managed risk People Culture Tech Our purpose unleashing our collective potential to transform healthcare Our Commitments Open the network Free people to do what mattersMultiply intelligence Automation Cycle Direct Analyze Automate Outsource

athenahealth© Our Fundamentals Our Results 15 Revenue growth Operating results Managed risk People Culture Tech Our purpose unleashing our collective potential to transform healthcare Our Commitments Open the network Free people to do what mattersMultiply intelligence Teach healthcare and “agile” Simple Candid Relevant Edgy Microservices Real-time intelligence Debt discipline athenahealth© Our Fundamentals Our Results 16 Revenue growth Operating results Managed risk People Culture Tech Our purpose unleashing our collective potential to transform healthcare Our Commitments Open the network Free people to do what mattersMultiply intelligence 7-13% 16-17% operating income Diversify revenue through new services and markets athenahealth© Our Fundamentals Our Results 17 Revenue growth Operating results Managed risk People Culture Tech Our purpose unleashing our collective potential to transform healthcare Our Commitments Open the network Free people to do what mattersMultiply intelligence athenahealth© In order to achieve our vision, we will invest in three growth markets over the next five years. 18 M A R K E T O P P O R T U N I T Y TIME Horizon 1: The Doctor in Practice 1999 TODAY PLATFORM FOUNDATION Microservices • Scale • Performance

athenahealth© In order to achieve our vision, we will invest in three growth markets over the next five years. 19 M A R K E T O P P O R T U N I T Y TIME Horizon 2: Hospitals & Ancillaries Horizon 3: Employers & Payers PLATFORM FOUNDATION Microservices • Scale • Performance FOUR-TO-FIVE YEARSTWO-TO-FOUR YEARSONE-TO-TWO YEARS Horizon 1: The Doctor in Practice

athenahealth©

Financial Expectations Marc Levine Chief Financial Officer

athenahealth© 22 2017 financial and operational highlights GAAP/Non-GAAP OP Inc1 $71M/$175M 5.8%/14.3% of Revenue Total Revenue $1.220B 13% YoY Growth Collector Providers 111K 15% YoY Growth Discharge Bed Days 73K >500% YoY Growth Operating Cash Flow $241M 32% YoY Growth Covered Lives 3.3M 48% YoY Growth 1 See non-GAAP reconciliation tables included in the appendix to this presentation as well as in the 2/1/18 press release.

athenahealth© While we remain focused on growth, we see opportunity for operating income expansion 23 $(10) $40 $90 $140 $190 $240 $290 ($50) $150 $350 $550 $750 $950 $1,150 $1,350 $1,550 2007 (IPO) 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 Guidance GAAP Operating Income Non-GAAP Operating Income Revenue 1 R e v e n u e $ M i l l i o n s $108 to $152 $210 to $235 $1,310 to $1,380 O p e r a t i n g I n c o m e $ M i l l i o n s Note: These estimates reflect our current operating plan as of February 15, 2018, and are subject to change as future events and opportunities arise. Furthermore, our 2018 guidance is prior to the impact of any new accounting standards, including ASC 606, to allow for comparability against historical results. 1 See non-GAAP reconciliation tables included in the appendix to this presentation as well as in the 2/14/18 press release.

athenahealth© Our large installed base of recurring revenue provides a foundation for future growth and margin expansion 24 % Share of 2018 Revenue Budget 90% 5% 3% 2% Existing Client Base Backlog To be Sold & Implemented Epocrates Key Assumptions Existing Client Base Client Retention Utilization Client Ramp Existing client base Backlog To be sold & implemented Epocrates Backlog & Bookings 1H 2018 Bookings Implementation Timelines Note: These estimates reflect our current operating plan as of February 15, 2018, and are subject to change as future events and opportunities arise. Furthermore, our 2018 guidance is prior to the impact of any new accounting standards, including ASC 606, to allow for comparability against historical results.

athenahealth© Based on the investment opportunity horizon, we’ll seek an optimal balance between revenue growth, operating margin, and free cash flow 25 Continuously identify and generate operating efficiencies across the business Focus and flawlessly deliver the select strategic initiatives 1 2 3 Carefully select investments with: high return and high growth contributions athenahealth© - 50 100 150 200 250 2017 2018 Budget We plan to increase investment in Research & Development to support our near term product and technology initiatives 26 Cash Research & Development Note: These estimates reflect our current operating plan as of February 15, 2018, and are subject to change as future events and opportunities arise. Furthermore, our 2018 guidance is prior to the impact of any new accounting standards, including ASC 606, to allow for comparability against historical results. Core Services Expansion and Depth Platform and Artificial Intelligence Network Services Other Cash R&D as % of Revenue 15.4% ~17% $ M i l l i o n s

athenahealth© Despite increased investment in Research & Development, we expect profitability to improve significantly in fiscal year 2018 27 -50 0 50 100 150 200 250 2015 2016 2017 2018 Guidance (midpoint) Non-GAAP Operating Income $ M i l l i o n s GAAP Operating Margin (0.4%) 2.5% 5.8% 8% - 11% Non-GAAP Operating Margin 10.3% 12.2% 14.3% 16% - 17% GAAP Operating Income Non-GAAP Operating Income 1 Note: These estimates reflect our current operating plan as of February 15, 2018, and are subject to change as future events and opportunities arise. Furthermore, our 2018 guidance is prior to the impact of any new accounting standards, including ASC 606, to allow for comparability against historical results. 1 See non-GAAP reconciliation tables included in the appendix to this presentation as well as in the 2/14/18 press release.

athenahealth© We will expand operating leverage through a combination of revenue scale and net expense savings 28 2016 Net Expense Savings 2017 Net Expense Savings 2018 Guidance 12.2% 14.3% 16% - 17% +210 bps +170-270 bps +210 bps Non-GAAP Operating Margin + Revenue scale + Workforce reductions + Direct & Indirect Spend Initiatives + Revenue scale + Workforce reductions + Direct & Indirect Spend Initiatives + Real Estate - Compensation - R&D Investment - Client Work Reduction Initiatives GAAP Operating Margin 2.5% 5.8% 8% - 11% 1 Note: These estimates reflect our current operating plan as of February 15, 2018, and are subject to change as future events and opportunities arise. Furthermore, our 2018 guidance is prior to the impact of any new accounting standards, including ASC 606, to allow for comparability against historical results. 1 See non-GAAP reconciliation tables included in the appendix to this presentation as well as in the 2/14/18 press release.

athenahealth© Our fiscal year 2018 growth and profitability expectations… 29 Fiscal Year 2018 Expectations Financial Measures GAAP Revenue $1,310 million - $1,380 million GAAP Operating Income $108 million - $152 million GAAP Operating Margin 8% - 11% Non-GAAP Operating Income1 $210 million - $235 million Non-GAAP Operating Margin1 16% - 17% Note: These estimates reflect our current operating plan as of February 15, 2018, and are subject to change as future events and opportunities arise. Furthermore, our 2018 guidance is prior to the impact of any new accounting standards, including ASC 606, to allow for comparability against historical results. 1 See non-GAAP reconciliation tables included in the appendix to this presentation as well as in the 2/14/18 press release.

athenahealth© Expected Impact of the Adoption of ASC 606 on our results 30 Revenue • Seasonality may change as revenue will be dependent on claims to be submitted vs. collections • Upon adoption, elimination of deferred revenue will not have a significant impact • No new “upfront” revenue that certain software and hosted software companies may have Balance Sheet • Increased capitalized long-term assets for deferred commissions & professional services set-up costs • Decreased deferred revenue for non-refundable up-front fees previously deferred for 12 years Operating Income • Defer certain commissions costs for 12 years • Defer certain professional services set-up costs (pre-go-live) for 12 years athenahealth© Expected Impact of Tax Reform on our results 31 Non-GAAP Tax Rate • 2017: 40% • Expected for 2018: 25% As primarily a domestic company, many of the major impacts of the tax reform will not significantly impact us Our Tax Provision & Cash Taxes Paid • We have historically paid a nominal amount of taxes • Due to our cost reduction initiatives – outside of the impact of this reform – we will begin to pay a higher level of cash taxes • We estimate 2018 cash taxes of ~$5M - $10M athenahealth© Key Takeaways 32 Plan to strike an optimal balance between revenue growth, operating income, and free cash flow Committed to executing with greater discipline, clarity, and consistency Well positioned to drive long-term profitable growth and enhance shareholder value athenahealth© Presentation Break 33

Technology & Platform Strategy Prakash Khot Chief Technology Officer

The promise of the platform Opening up the network Multiplying its intelligence Freeing people to do what matters Fast, scalable, cost efficient, resilient, collaborative, and infinite in possibilities.

athenahealth© 36 Patients since 2000

athenahealth© 37 Patient visits in 2017

athenahealth© 38 Interface transactions in 2017

athenahealth© 39 Clinical orders processed in 2017

athenahealth© 40 Prescription orders processed in 2017

athenahealth© 41 Lab result orders processed in 2017

athenahealth© 42 Epocrates unique users in 2017

athenahealth© 43 Document classifications performed with machine learning in 2017 athenahealth© 44 Increase in “ready for release” features since March 2017

© athenahealth 2017 was – by the numbers – athenaNet’s best year ever but from a technology and platform perspective, that’s not the whole story. 45athenahealth©

© athenahealth The healthcare internet vision demands the availability of intelligent and networked enabled services OUR PROJECT Provider and Practice Enrollment Acquisition and Scheduling Registration and Check-in Intake and Exam Ordering and Referring Claims and Payments Care Coordination Automation and Insight The healthcare internet vision for doctors for healthcare for appointments for patients for referrals for claims for care teams for care delivery CURRENT STATE Faxes and forms Phone tag and appointment requests Clipboards and photocopies Documents and Templates Business cards and print outs Batches and errors Letters and scans BPOs and reports PRE-VISIT VISIT POST-VISIT ON-GOING 46athenahealth©

athenahealth© 4,238+ Engineers, product managers, customer success and operations athenistas 4,438+ Business Process Office workers endless Efforts for transparency Despite athenaNet’s success, our applications are still only semi-automatic Our outstanding year required the support of: 47 athenahealth© Modern systems demand distributed data models that can support growing network effects 48 athenaNet Table Space 1 Table Space 2 Table Space 3 Table Space …

© athenahealth athenaNet 2004 49athenahealth©

© athenahealth athenaNet 2005 50athenahealth©

© athenahealth athenaNet 2013 51athenahealth©

© athenahealth athenaNet 2015 52athenahealth©

© athenahealth athenaNet TODAY 53athenahealth©

© athenahealth 1 Migrate to microservices architecture 2 Adopt mobile and social, purpose- built apps 3 Adopt a progressive Agile culture and process 4 Complement private cloud with public cloud 5 Adoption of open source technologies to build new capabilities 6 Enable developers to adopt choice of programming languages and frameworks 7 Test-driven development 8 Adopt a container- based deployment architecture 9 Evolve towards a true bottoms-up product and R&D culture 10 Sustained investment in platform We launched a transformation last year that we’ve already made great progress against 54athenahealth©

© athenahealth 1 Migrate to microservices architecture 2 Adopt mobile and social, purpose- built apps 3 Adopt a progressive Agile culture and process 4 Complement private cloud with public cloud 5 Adoption of open source technologies to build new capabilities 6 Enable developers to adopt choice of programming languages and frameworks 7 Test-driven development 8 Adopt a container- based deployment architecture 9 Evolve towards a true bottoms-up product and R&D culture 10 Sustained investment in platform athenaClinicals mobile athenaWell athenaCapture We launched a transformation last year that we’ve already made great progress against 55athenahealth©

Continuously re-platforming athenaNet remains a paramount initiative


"Serengeti" platform division is functional and fully staffed
Established a well understood Platform definition
Established and executed on a transformational strategy
Bootstrapped and built several foundational and domain microservices
The first 10 microservices will see daylight and significant adoption during 2018
2017
2018

© athenahealth 56

© athenahealth IDEAS (ALPHA) BUILD NET-NEW (BETA/GA) ENHANCE/NURTURE (GU) TO DEPRECATE (SST) DEPRECATED (RTD) CURRENT STATE 57athenahealth©

© athenahealth We are prioritizing and categorizing services based on: • Risk • Resiliency • Performance • Expansion • Innovation IDEAS (ALPHA) BUILD NET-NEW (BETA/GA) ENHANCE/NURTURE (GU) TO DEPRECATE (SST) DEPRECATED (RTD) FUTURE STATE 58athenahealth©

athenahealth© Data Fabric Data Exchange Network Directory Identity and Access Mgmt Data Lake Task Mgmt MessagingDoc Processing automation Quality Mgmt as a Service Scheduling Service Care Mgmt as a Service Coding Authorization Management Workflow as a Service Lab Information Systems AI as a Service Patient-Centric Data Vault: Ordering Foundation Domain Ideas We already have a diverse portfolio of microservices planned for 2018 and beyond 59 athenahealth© We are dramatically boosting R&D efficiency as we develop across the platform 60 "One Patient, One Measure, One Status" QUALITY MANAGEMENT AS A SERVICE 7x greater efficiency in R&D 60+% reduction in people cost athenahealth© We are generating true network effect in our services built on top of our provider and patient networks 61 RESILIENCY COST SCALE athenaNet External hospital system External ambulatory system Scheduling Data Store APIs, widgets, and other interfaces Scheduling Enterprise Connector Framework Booking Service Availability Service Prediction Service SCHEDULING SERVICE

We are using machine learning to take on work at scale, while delivering the most cost-effective and efficient services



AUTOMATED SERVICES
DOCUMENT SERVICES
INBOX
DISCHARGE SUMMARIES
CLAIM PROCESSING
POSTING
Split
Categorize
Data Capture
Select
QA
Clinical Data Entry
Reconcile
Data Science Client API (Perf)
API Gateway
Load Balancer
Serving Cloud (athena prod/DCOS or AWS)
REST API Servers
athena.intelligence designed, configured, & maintained
Kafka Data Queue
Request 1
Request 2
Request n
Result Writer
Prediction Engine (Python)
Trained ML Model
ML Model Store (Artifactory or S3)

© athenahealth 62

athenahealth© The platform will foster an architecture of collaboration 63

© athenahealth OUR PROJECT Provider and Practice Enrollment Acquisition and Scheduling Registration and Check-in Intake and Exam Ordering and Referring Claims and Payments Care Coordination Automation and Insight The internet of Healthcare VISION for doctors for healthcare for appointments for patients for referrals for claims for care teams for care delivery YEAR END 2018 STATE National Provider Directory National Calendar Service Clipboards and Photocopies Documents and Templates Orders as a Service Batches and Errors 300K+ Epocrates providers with access to coordination AI as a Service PRE-VISIT VISIT POST-VISIT ON-GOING …which will enable the creation of the healthcare internet 2018 2018 2018 20202019 64athenahealth©

© athenahealth The age of the platform Opening up the network Multiplying its intelligence Freeing people to do what matters Fast, scalable, cost efficient, resilient, collaborative, and infinite in possibilities.

Core Services Strategy Kyle Armbrester Chief Product Officer

athenahealth© 67 Core Services is focused on executing against our commitments and delivering results Our Fundamentals Our Results Revenue growth Operating results Managed risk People Culture Tech Our purpose unleashing our collective potential to transform healthcare Our Commitments Open the network Free people to do what mattersMultiply intelligence athenahealth© 68 Free People To Do What Matters 3 We are doubling Value Per Visit by taking on significant additional work from clients’ plates Open Up The Network 1 We are breaking down data silos and driving enhanced connectivity across health systems, while also doubling our hospital services footprint 2 We are increasing client market share using network insights Multiply Intelligence athenahealth© 69 Network Depth Extend native customers on the network Network Expansion Make it easier to connect to the network Open Up The Network 1 We are breaking down data silos and driving enhanced connectivity across health systems, while also doubling our hospital services footprint athenahealth© 70Source: “US Hospital EMR Market Share 2017: Decision Energy Shifts to the Small Market,” April, 2017. ©2017 KLAS Enterprises, LLC. All rights reserved. www.KLASResearch.com 21% 36% Epic Cerner Over half of large national health systems are Epic or Cerner shops (208 accounts) (119 accounts) 2016 Standalone Acute Community Hospital Decisions n=74 standalone acute care hospital wins, 1-200 beds athenahealth Cerner Millennium Epic Allscripts 3% CPSI Evident 3% MEDHOST 1% Meditech 6% Various 3% We are expanding across the continuum through both enhanced connectivity to legacy incumbents and full system displacement at the lower end of the market athenahealth© 71 Note: 1) athena & Epic reported on organization level while Cerner is reported on a facility level; 2) Cerner numbers are self-reported; and 3) Cerner & Epic include ambulatory sites *Epic 2017 numbers are from Jan 2018. 13% 22% 3% 22% 68% 72% 31% 96% 0% 20% 40% 60% 80% 100% 2017 2016 2015 Via Carequality Via CommonWell Via CommonWell % sites accessible by Patient Record Sharing out of known sites eligible to be accessible by Patient Record Sharing “ Our physician technology satisfaction scores have significantly increased since we implemented athenaClinicals, replacing NextGen and Cerner ambulatory EHRs. The transition to athenaClinicals was rapid and smooth, physician adoption has been strong, and the physicians are actively leveraging the integration between athenaClinicals and Cerner inpatient.” - Bryan Stiltz, SVP, Physician Enterprise, Adventist Health System We are expanding our interoperability coverage across the continuum athenahealth© Information via mObjects, CCL, and CommonWellinformation via Carequality Interoperability expansion will enrich the network intelligence feeding into our clinical workflows both on desktop and mobile 72 Reduces charting time by 30% Powered by machine learning and natural language processing Single pane of glass between inpatient and outpatient Epocrates branded Intelligent, virtual medical assistant Clinicals Timeline Intelligent navigation of patient information athenahealth© In 2017, we continued significant strides in our hospital segment and were recognized by KLAS as a category leader for 2018 73Source: “2018 Best in KLAS: Software and Services Report,” January, 2018. ©2018 KLAS Enterprises, LLC. All rights reserved. www.KLASresearch.com “ Within just a few short months of going live on athena’s cloud platform, we exceeded our expectations with a 75 percent increase in cash collections over baseline. For the first time ever, we’re fulfilling every single behavioral Meaningful Use measure and are on track to attest successfully in 2017.” – Brad Huerta, CEO, Lost Rivers “ When we first partnered with athena, our time in accounts receivable was close to 100 days—now, thanks to increased efficiencies in our revenue cycle, it’s down to 44.” - Kimberly Dalrymple, CFO Cascade Medical Center 62 Hospitals Live 47.8 Hospital NPS 14 Showcase Accounts

athenahealth© Our cash flow success is resonating in market - while our other key revenue cycle metrics show continued improvement and stability 74 2016 2017 Change Cash flow as a % baseline trend 103% 106% 3% increase Discharged Not Final Billed (DNFB) Median 14.7 days 11.5 days 22% decline Days Accounts Receivable (DAR) Median 59.0 days 54.7 days 8% reduction athenahealth© 75 2 We are increasing client market share using network insights Multiply Intelligence

Source athenahealth© 76 49% of provider executives said revamping the patient experience is one of their organization’s top three priorities over the next five years. Many already have or are building the role of chief patient experience officer. PwC Health Research Institute Top health industry issues of 2018: A year for resilience amid uncertainty Roughly 42 percent of commercially insured Americans are enrolled in a HDHP with an annual deductible of $1,300 or more. Deloitte 2017 Survey of US Health System CEOs Deloitte Center for Health Solutions

© athenahealth 77 click thru rate on care gap outreach messages scheduling rate for Medicare Annual Wellness Visit Source: athenahealth 13% Flu vaccine outreach led to 13% care gap closure in just one month $46M In incremental client revenue driven through Medicare Annual Wellness Outreach (~450k patient scheduled) athenahealth INDUSTRY AVERAGE 26% athenahealth INDUSTRY AVERAGE <10%

Through intelligence-driven outreach campaigns, we are taking on the work for providers to target and engage patients who should schedule a visit


Campaign
Q1
Q2
Q3
Q4
Jan
Feb
Mar
Apr
May
Jun
Jul
Aug
Sep
Oct
Nov
Dec
Communicator Triggers
ReminderCall
SEGMENTATION
Self-Pay
CONTENT/DESIGN
SEGMENTATION
Guest Pay
BETA: CONTENT
SEGMENTATION
Appointment Confirm.
SEGMENTATION
OM Campaigns Optimizations
MAWV
Colon Cancer
CONTENT/DESIGN
Breast Cancer
CONTENT/DESIGN
Diabetes Gaps
CONTENT/DESIGN
AWO/CGO
Annual Wellness Visit
TIMING, MODES, CONTENT
Well Child Visit
CONTENT/DESIGN
HPV Vaccine
Recommended Vaccine
CONTENT/DESIGN
Flu Vaccine
CONTENT/DESIGN
Existing Ongoing Comm.
Comm. Beta Group Experimental Testing
Pop Health Clients Experimental Testing
AWO Clients Experimental Testing
GA

https://www.advisory.com/research/care-transformation-center/care-transformation-center-blog/2018/01/mssp

© athenahealth 78

athenahealth© 79 Free People To Do What Matters 3 We are doubling Value Per Visit by taking on significant additional work from clients’ plates athenahealth© While EHR adoption is at an all time high, so is provider burnout from increasing administrative burden and general system fatigue 80 Sources: https://dashboard.healthit.gov/quickstats/pages/physician-ehr-adoption-trends.php. AAMC, Medscape, Accenture and Merritt Hawkins 3500% 3000% 2500% 2000% 1500% 1000% 500% 0% 1970 1975 1980 1985 1990 1995 2000 2005 2009 Growth of Physicians and Administrators 1970-2009 Physicians Administrators Percent growth in U.S. healthcare spending per capita >50% physician time spent on EHR and administrative work 54% internal medicine physician report being burnt out 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 2005 2007 2009 2011 2013 2015 EHR Adoption Any EHR Basic EHR

©athenahealth In response, we’re focused on reducing work from providers, and completed foundational work in 2017 to measure and project the impact we can drive 81 Path to Dramatic Value Expansion value per visit from our core services experience design opportunities identified from an audit of 55 workflows in athenaNet 609 Workflow Heuristics 23.5k data points collected from initial study thus far to baseline time for users to complete common tasks Time Motion Study Time on Task Simplicity and Efficiency athenahealth©

©athenahealth 82 $- $5.00 $10.00 $15.00 $20.00 $25.00 Current 2018 2019 athenaOne Value Per Visit Collector Clinicals Communicator $ $$ $$$ $$$$ $$$$ - +67% +50% We have good line of sight on the investments we need to make to double value per visit over the next 2 years athenahealth©

We are driving work reduction through service depth and expansion, yielding an uptick to value per visit

Overpayments
Live across the base

- Causes ~40% of Posting cases each year
- **Reduces an average of 5 hours per provider per year**
- One initial Enterprise client was able to eliminate 11 FTE because of this shift

Coding-Related Denials
Live across base in Q1 2018

- We address these claims 6 days faster than our clients
- **Yields $25 more revenue per resubmitted claim**
- Reduces an average of 2 hours per provider per year

Authorization Mgmt
Live and expanding in 2018

- ~70M authorizations per year, 7 mins per phone authorization
- Physicians loathe this work: "This is a godsend" - Lost Rivers
- **Contributes to athena's TCO by alleviating 0.5 FTE of client work per provider**

Launching for hospitals in 2018, further expanding in 2019

Coding
Underway

- 44% of rural hospitals cited Coding as top tech issue impacting organizational revenue
- Takes current clients as long as 4 days
- Small community hospitals spend an average of $65,000 per year on salary for a coder

Source: "Addressing Prior Authorization Issues", AMA, 2016.

© athenahealth 83

©athenahealth 84 • Eliminated millions of hours of fax processing • Dark launched machine learning to prove up to 90% automation rates on doc processing steps 2017 EOY 2018 • Will take on 100% of documents from clients, expanding to cover those generated inside a practice as well, doubling what we process today 110 hours saved per provider 3.2 minutes saved per visit 200 hours saved per provider 5.9 minutes saved per visit Our providers receive 120M+ paper documents that come through fax, mail, and in- person visits We’ve applied machine learning to document processing steps – seeing automation rates up to 90% As a result, we’ve driven down unit costs, creating scaling capacity to take on 100% of documents for less spend In 2018, we are doubling the document services processing for our providers and staff at no additional cost to them, and at less cost to us athenahealth©

©athenahealth CHALLENGE 15% average care gap closure rate for call centers. We are removing the work to find, engage, and collect from patients 85 SOLUTION Guest Pay (live in March 2018) Self Service Payment Plans (alpha by end of 2018, live in early 2019) CHALLENGE It costs healthcare organizations $2.41 in administrative costs to collect from a patient. SOLUTION Patient outreach services – optimization strategies are showing uptick in self-check in rates Web scheduling – recent campaigns showed a 30% increase in web scheduled appointments, saving an estimated 300 hours of staff time CHALLENGE 5 minutes of staff time spent documenting for ROS per patient. SOLUTION Digital check-in allows for electronic HPI/ROS documentation by the patient (alpha by end of 2018, live in early 2019) Current Value Per Visit: $0.49 Expanded Value Per Visit: $1.74 Current Value Per Visit: $0.50 Expanded Value Per Visit: $1.50 Current Value Per Visit: $0.89 Expanded Value Per Visit: $1.29 Sources: https://www.ncbi.nlm.nih.gov/books/NBK349/. http://www.dasherinc.com/low-techhigh-touch-methods-close-care-gaps/. http://swervepayhealth.com/the-real-cost-of-collecting-patient-payments/ Patient Outreach and Scheduling Patient HPI/ROS (History of Present Illness/Review of Systems) Patient Pay Improvements athenahealth©

athenahealth© 86 Claim Action Workflow – live 4 pages & 9 steps 1 page & 4 steps ~50% reduction in time on task Clinical Timeline with Patient Record Sharing - live “Saves me up to 30 mins / day” Quickly scan patient history Click into fewer documents We’ve pushed workflow simplifications that materially reduce staff time on task athenahealth© 87 Free People To Do What Matters 3 We are doubling Value Per Visit by taking on significant additional work from clients’ plates Open Up The Network 1 We are breaking down data silos and driving enhanced connectivity across health systems, while also doubling our hospital services footprint 2 We are increasing client market share using network insights Multiply Intelligence

Network Services Strategy Jonathan Porter SVP, Network Services

athenahealth© Solving the healthcare cost problem requires us to support both sides of the healthcare payment transaction 89 72 cents on every dollar goes to clinical care 10 cents on every dollar goes to non-clinical care costs 18 cents on every dollar goes to billing and insurance-related costs 2016 U.S. Healthcare Expenditures: $3.3 trillion https://www.ncbi.nlm.nih.gov/pmc/articles/PMC4283267/ https://www.cms.gov/Research-Statistics-Data-and-Systems/Statistics-Trends-and-Reports/NationalHealthExpendData/downloads/highlights.pdf athenahealth© Our strategy is to leverage current network capabilities to open new horizons Horizon 2: Hospitals & Ancillaries Horizon 3: Employers & Payers PLATFORM FOUNDATION Microservices • Scale • Performance FOUR-TO-FIVE YEARSTWO-TO-FOUR YEARSONE-TO-TWO YEARS Horizon 1: The Doctor in Practice M A R K E T O P P O R T U N I T Y TIME 90

If we were going to start from scratch, here's what we would need to do:

Capabilities required to enter the third horizon: **payer/employer**

1 CLAIMS ADMINISTRATION

- Claim processing and adjudication
- Provider payment processing
- Coordination of Benefits
- Claim status
- Claims auditing
- Claims subrogation
- Payment recovery capabilities

2 EMPLOYER SERVICES

- Claims
- Pricing
- Utilization
- Enrollment
- Employee Portal
- Clinical program impact
- Provider profiling
- Network access
- Member satisfaction
- Stop-loss reporting
- Reporting & Analytics

3 PROVIDER SERVICES

- Provider Enrollment
- Provider Portal
- Provider Call Center
- Eligibility and Authorization:
  - Eligibility maintenance
  - Real-time eligibility verification for providers
  - Pre-admission review
  - Precertification of services
  - Appeals/Grievance function
  - Utilization review/management (UR/UM)
  - Clinical Concurrent review
  - Retrospective review

4 MEMBER SERVICES

- Wellness programs
- Member enrollment
- Member Education Materials
- Member Service/Call Center
- Member on-line self-service capabilities
- ID cards
- Summary plan descriptions/evidence of coverage documentation

5 3RD PARTY SERVICES

- Medical Management
- Utilization Management
- PBM
- Stop Loss Prevention & Reinsurance
- Health Savings Account (HSA) Administration
- Care management programs
- Care/Disease Management programs

6 NETWORK MANAGEMENT

- Leased PPO networks (lease)
- Reference-based pricing arrangements
- Network contracting and negotiation
- Network selection
- Network performance monitoring

© athenahealth

91

However, over 20 years we have built capabilities that we can leverage

Capabilities required to enter the third horizon: **payer/employer**

1. CLAIMS ADMINISTRATION
2. EMPLOYER SERVICES
3. PROVIDER SERVICES
4. MEMBER SERVICES
5. 3RD PARTY SERVICES
6. NETWORK MANAGEMENT

CURRENT ATHENAHEALTH CAPABILITIES


N/A

© athenahealth 92

athenahealth© EMPLOYER SERVICES MEMBER SERVICES NETWORK MANAGEMENT 3RD PARTY SERVICES PROVIDER SERVICES CLAIMS ADMINISTRATION We have deep experience in administering claims on a national scale Sets of capabilities required to enter the third horizon: payer/employer 1 2 3 4 5 6 Remittance Rates 86.7% 55% Remittance (associated cost) Payment (associated cost) PROVIDER $0.45 PAYER $4.74 TOTAL $5.19 PROVIDER $0.48 PAYER $2.20 TOTAL $2.68 athenahealth Industry average https://www.caqh.org/sites/default/files/explorations/index/report/2016-caqh-index-report.pdf 93 athenahealth© EMPLOYER SERVICES MEMBER SERVICES NETWORK MANAGEMENT 3RD PARTY SERVICES PROVIDER SERVICES CLAIMS ADMINISTRATION Our Core Services investments align with key Horizon 3 functions Sets of capabilities required to enter the third horizon: payer/employer 1 2 3 4 5 6 Eligibility (associated cost) Prior Authorization (associated cost) PROVIDER $4.29 PAYER $3.60 TOTAL $7.89 PROVIDER $3.64 PAYER $5.61 TOTAL $9.25 Authorization Management 2017 client work 2018 athenahealth work 7 minutes per phone authorization ~70M authorizations manually performed per year 0.5 FTE reduction in client work per provider 94https://www.caqh.org/sites/default/files/explorations/index/report/2016-caqh-index-report.pdf athenahealth© Sets of capabilities required to enter the third horizon: payer/employer EMPLOYER SERVICES MEMBER SERVICES NETWORK MANAGEMENT 3RD PARTY SERVICES PROVIDER SERVICES CLAIMS ADMINISTRATION 1 2 3 4 5 6 …and investments in our network will differentiate us  Transparent  Convenient  Valued  Efficient  Accessible  Effective …that engages the consumer networkA coordinated provider network... 111K providers 18% of all U.S. patients last year 106M total patient records 95 athenahealth© 1 Coordination 2 Access 3 Quality In 2018, we will strengthen our network effect by focusing on three areas: 96 athenahealth© In 2018, we will strengthen our network effect by focusing on three areas: 1 Coordination 2 Access 3 Quality 97 athenahealth© of physicians have experienced difficulty delivering medical care because patients’ records were not easily accessible of patients report that their medical history is missing or incomplete when they visit their doctor athenahealth© Epocrates and athenaWell provide easy access to our coordinated care network for any individual provider or patient 99 athenaWell Intelligent navigation of patient information Epocrates Intelligent, virtual medical assistant Powered by machine learning and natural language processing 30% reduction in charting time Single pane of glass between inpatient and outpatient Patient-centered care plan Pre-loaded care teams using our national patient and provider directories Real-time communication tools to improve care coordination athenahealth© In 2018, we will strengthen our network effect by focusing on three areas: 1 Coordination 2 Access 3 Quality 100 athenahealth© Most specialties see a 2 to 3 week appointment wait time …and yet, nearly 30 percent of all appointments go unused athenahealth© 1 Week 2 Weeks 4 Weeks 8 Weeks <1 Week Completed Completed Completed Completed Completed Cancelled / No Show Cancelled / No Show Cancelled / No Show Cancelled / No Show Cancelled / No Show 90% 85% 70% 63% 58% Time to Appointment Appointment Yield Booking time to appointment time has a high impact on yield 90% 85% 70% 63% 58%

athenahealth© Our national calendar service will be a platform for matching supply and demand in healthcare Pt complaining of chest pain 3 August Antonia Marith, MD  311 Arsenal St. Watertown, MA  1% increase in scheduling yield would generate $300M in client revenue 103 athenahealth© In 2018, we will strengthen our network effect by focusing on three areas: 1 Coordination 2 Access 3 Quality 104 athenahealth© are spent per week per physician documenting measures for quality reporting athenahealth© Our untethered quality engine and clinical decision support tools will allow clients to define quality and apply network rules at the point of care athenahealth had success with quality programs • Providers avoided $265M in penalties and received $182M in incentive payments for MU & PQRS • We posted payment for over 400 other quality programs 2014-2016 2017+ Quality Management as a Service and Clinical Decision Support 106

athenahealth© Our untethered quality engine and clinical decision support tools will allow clients to define quality and apply network rules at the point of care 2017+ Quality Management as a Service and Clinical Decision Support 107 Our own data insights Epocratized clinical guidelines Partners athenahealth© Once we have tackled our three main areas of… s s sCoordination Access Quality …we will have created the most coordinated and engaged provider and consumer networks in healthcare Consumer networkProvider network  Transparent  Convenient  Valued  Efficient  Accessible  Effective 108

athenahealth© EMPLOYER SERVICES MEMBER SERVICES NETWORK MANAGEMENT 3RD PARTY SERVICES PROVIDER SERVICES CLAIMS ADMINISTRATION Sets of capabilities required to enter the third horizon: payer/employer 1 2 3 4 5 6 Horizon 3: Employers & Payers PLATFORM FOUNDATION Microservices • Scale • Performance FOUR-TO-FIVE YEARSTWO-TO-FOUR YEARSONE-TO-TWO YEARS M A R K E T O P P O R T U N I T Y TIME …positioning us for entry into Horizon 3 109 athenahealth© Presentation Break 110

Fireside Chat Stephen Kahane, M.D., M.S. Strategic Solutions

Panelists Tim O’Brien Chief Marketing Officer Paul Merrild SVP Sales Bret Connor SVP Customer Success

athenahealth© Management Q&A 113

Closing Remarks Jonathan Bush Chief Executive Officer

athenahealth© 1 Opening the network 2 Multiplying intelligence 3 Freeing people to do what matters We are unleashing our collective potential 115

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athenahealth© Please join us: Lunch with Management 118

Thank You

athenahealth© Appendix 120

athenahealth© Additional points of interest for fiscal year 2018 121 It is best to assess our business on a year-over-year basis as there is typically an increase in expense levels during Q1 versus Q4 • FICA payroll tax reset, benefit rate changes, trade shows, etc. The number of working days varies each quarter; impacting collections during each period: Our estimated FY 2018 capital expenditures, excluding capitalized software, is approximately 4% of consolidated revenue Our estimated FY 2018 stock-based compensation expense range, including amortization of capitalized stock-based compensation related to software development, is approximately $52 million to $63 million Our estimated FY 2018 amortization of purchased intangible assets range is approximately $19 million to $20 million Our estimated FY 2018 integration and transaction costs range is approximately $10 million to $13 million Our estimated FY 2018 exit costs, including restructuring costs range is approximately $2 million to $6 million Our expected FY 2018 weighted average basic share count is approximately 40.4 million Our expected FY 2018 weighted average diluted share count is approximately 41.3 million Q1 17 Q2 17 Q3 17 Q4 17 Q1 18 Q2 18 Q3 18 Q4 18 62 64 63 61 62 64 63 62 Please note that these statements as well as all facts and figures presented above reflect our beliefs as of February 15, 2018 only, and we undertake no obligation to update these forward- looking statements, except as required by law. In addition, forward-looking statements do not constitute guarantees of future performance. Lastly, our 2018 guidance is prior to the impact of any new accounting standards, including ASC 606, to allow for comparability against historical results.

athenahealth© Implementation cycle times for ambulatory, small hospital, and population health deals 122Note: The implementation timelines and ramp periods illustrated above are directional and may vary by sales segment and service Ambulatory Hospital Population Health Company Average Kickoff (6 months) Kickoff (12 months) Kickoff (7 months) Kickoff (6 months) Ramp (6 months) Ramp (6 months) Ramp (4 months) Ramp (6 months) Jan Feb Mar Q1 Apr May Jun Q2 Jul Aug Sep Q3 Oct Nov Dec Q4 Jan Feb Mar Q1 Apr May Jun Q2

athenahealth© 123 Key metric definitions Providers The number of providers, including physicians, that have rendered a service which generated a medical claim that was billed during the last 91 days on the athenaCollector platform. Examples of physicians include Medical Doctors and Doctors of Osteopathic Medicine. Examples of non-physician providers are Nurse Practitioners and Registered Nurses. Discharge Bed Days Discharge bed days is defined as the number of days a patient is hospitalized in an inpatient level of care during the quarter. The day of the admission, but not the day of discharge, is counted. If both admission and discharge occur on the same day, it is counted as one inpatient day. Covered Lives Covered lives on the network is defined as the quarterly average of the number of patients for which we have eligibility, claims, pharmacy or risk data in the Population Health platform, for a given client in a given month.

athenahealth© Reconciliation of Non-GAAP Financial Measures to Comparable GAAP Measures 124

athenahealth© Please note that the figures presented above may not sum exactly due to rounding. 125 Non-GAAP reconciliation GAAP Operating Income and Non-GAAP Operating Income $Millions Fiscal Year Ending December 31, 2017 2016 2015 Total revenue $1,220.3 $1,082.9 $924.7 GAAP operating income (loss) $70.6 $26.6 $(4.1) GAAP operating margin (loss) 5.8% 2.5% (0.4)% Add: Stock-based compensation expense 54.3 66.5 64.1 Add: Amortization of capitalized stock-based compensation related to software development 2.8 5.0 4.4 Add: Amortization of purchased intangible assets 19.1 20.8 24.0 Add: Integration and transaction costs 9.5 2.4 1.0 Add: Exit costs, including restructuring costs 18.7 11.3 5.7 Less: Gain on investments, net --- (0.3) --- Non-GAAP Operating Income $175.0 $132.3 $95.1 Non-GAAP Operating Margin 14.3% 12.2% 10.3%

athenahealth© 2018 Guidance 126

athenahealth© Please note that the figures presented above may not sum exactly due to rounding. See press release dated 2/14/18 for an explanation of presentation of Non-GAAP Financial Measures. Also, please note that all figures presented above reflect our beliefs as of February 15, 2018 only, and we undertake no obligation to update these forward-looking statements, except as required by law. In addition, forward-looking statements do not constitute guarantees of future performance. Lastly, our 2018 guidance is prior to the impact of any new accounting standards, including ASC 606, to allow for comparability against historical results. 127 Non-GAAP reconciliation for fiscal year 2018 expectations GAAP Operating Income and Non-GAAP Operating Income $Millions Low High Fiscal Year Ending December 31, 2018 Total revenue $1,310 $1,380 GAAP operating income $108 $152 GAAP operating margin 8.2% 11.0% Add: Stock-based compensation expense 61 50 Add: Amortization of capitalized stock-based compensation related to software development 2 2 Add: Amortization of purchased intangible assets 20 19 Add: Integration and transaction costs 13 10 Add: Exit costs, including restructuring costs 6 2 Non-GAAP Operating Income $210 $235 Non-GAAP Operating Margin 16.0% 17.0%

2018 Investor Summit February 15, 2018